================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: February 26, 1999
               DATE OF EARLIEST EVENT REPORTED: December 11, 1998

                                  LODGIAN, INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                      001-14537               52-2093696
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION           (COMMISSION            (IRS EMPLOYER
      OF INCORPORATION)                FILE NUMBER)         IDENTIFICATION NO.)


3445 Peachtree Road N.E., Suite 700, Atlanta, Georgia                   30326
--------------------------------------------------------------------------------
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (404) 364-9400


                                 Not Applicable
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


================================================================================

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Item 7 is amended to include the pro forma financial information required by Article 11 of Regulation S-X as follows:

(b)      Pro Forma Financial Information.

         The pro forma financial information of the Registrant is attached as Exhibit A to this Form 8-K/A.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         LODGIAN, INC.


                                         By:  /s/ Robert S. Cole
                                              --------------------------
                                                  Robert S. Cole
                                                  Chief Executive Officer


Dated: February 26, 1999

                                                                       EXHIBIT A

                                  LODGIAN, INC.
         UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements of Lodgian give effect to the Financing Agreement and Merger with Servico acquiring Impac using the purchase method of accounting, after giving effect to the pro forma adjustments described in the accompanying notes in the pro forma financial statements and accompanying notes thereto of Servico and Impac (excluding the Financing Agreement and Merger). The unaudited pro forma combined consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States ("GAAP") and should be read in conjunction with the historical consolidated financial statements of Servico and Impac including the notes thereto, the pro forma financial statements of Servico and Impac (excluding the Debt Refinancing and Merger) and other financial information of Servico and Impac incorporated by reference in this document.

The accompanying unaudited pro forma information is presented for illustrative purposes only and is based on certain assumptions and adjustments described in the pro forma financial statements of Servico and Impac (excluding the Financing Agreement and Merger). Such information is not necessarily indicative of the operating results or financial position that would have occurred had the Financing Agreement or the Merger been consummated at the dates indicated, nor is it necessarily indicative of future operating results or financial position of the combined companies. No effect has been given in the unaudited pro forma combined financial statements for operating and synergistic benefits that may be realized through the Merger. In addition, the unaudited pro forma combined consolidated financial statements do not reflect any of the initial, non-recurring costs associated with the Merger, which costs are not currently estimable.

The accompanying unaudited pro forma combined consolidated balance sheet gives effect to the Financing Agreement and the Merger as if they had occurred on September 30, 1998, combining the historical consolidated balance sheet of Servico and the historical balance sheet of Impac at September 30, 1998. The accompanying unaudited pro forma combined consolidated statements of operations give effect to the Financing Agreement and Merger as if they had occurred on January 1, 1997.

THE UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL STATEMENTS DO NOT PURPORT TO REPRESENT WHAT THE FINANCIAL POSITION OR RESULTS OF OPERATIONS OF LODGIAN, SERVICO, OR IMPAC WOULD ACTUALLY HAVE BEEN IF THE OFFERING OR THE MERGER HAD IN FACT OCCURRED ON THE DATES INDICATED OR TO PROJECT THE FINANCIAL POSITION OR RESULTS OF OPERATIONS FOR ANY FUTURE DATE OR PERIOD.

                                                 LODGIAN, INC.
                                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                              SEPTEMBER 30, 1998
                                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                          HISTORICAL        HISTORICAL     PRO FORMA            PRO FORMA
                                                           SERVICO            IMPAC     ADJUSTMENTS (A)          LODGIAN
                                                    ------------------------------------------------------------------------

Assets
Current Assets:
     Cash and cash equivalents                                    $ 26,257     $  1,010         $ 14,426 B        $  41,693
     Cash restricted                                                     0        4,687                0              4,687
     Accounts Receivable, net of allowances                         16,150        9,821                0             25,971
     Inventories                                                     4,931          629            1,938 C            7,498
     Other Current Assets                                           14,816        4,093            8,666 B           27,575
                                                    ------------------------------------------------------------------------
Total Current Assets                                                62,154       20,240           25,030            107,424

Property and equipment, net                                        681,439      454,204          112,653 B,C      1,248,296
Deposits for capital expenditures                                   12,553            0           23,000 B           35,553
Other assets, net                                                   30,502       13,499            5,997 B           49,998
                                                    ------------------------------------------------------------------------
                                                                  $786,648     $487,943         $166,680         $1,441,271
                                                    ========================================================================

Liabilities and stockholder's equity
Current Liabilities
               Accounts payable                                   $ 11,531     $ 27,702            ($737)B       $   38,496
               Accrued liabilities                                  34,303       13,392             (154)B,C         47,541
               Current portion of long-term obligations              4,511            0                0              4,511
                                                    ------------------------------------------------------------------------
Total current liabilities                                           50,345       41,094             (891)            90,548

Long-term obligations, less current portion                        330,062      419,754           80,619 B          830,435
Deferred income taxes                                               15,213            0           43,476 C           58,689

Commitments and contingencies

Minority interests - other                                          14,763          171                0             14,934
Minority interest - preferred redeemable securities                175,000            0                0            175,000

Stockholder's equity:
     Common Stock, $.01 par value -- 25,000,000
               shares authorized; 21,074,872 shares and
               20,974,852 shares issued and outstanding
               at March 31, 1998 and December 31, 1997,
               respectively                                            184            0               80 C              264
     Additional paid in capital                                    177,292            0           70,320 C          247,612
     Retained earnings                                              23,789            0                0             23,789
     Members' equity                                                     0       26,924          (26,924)C                0
                                                    ------------------------------------------------------------------------
Total stockholder's equity                                         201,265       26,924           43,476            271,665
                                                    ------------------------------------------------------------------------
                                                                  $786,648     $487,943         $166,680         $1,441,271
                                                    ========================================================================

                                                 LODGIAN, INC.
                                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                         YEAR ENDED DECEMBER 31, 1997
                                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                          PRO FORMA      PRO FORMA       PRO FORMA          PRO FORMA
                                                           SERVICO         IMPAC        ADJUSTMENTS          LODGIAN
                                                        ---------------------------------------------------------------

Revenues
       Rooms                                                  $276,257      $105,716           $     0        $381,973
       Food and beverage                                       108,625        26,545                 0         135,170
       Other                                                    20,485         7,369                 0          27,854
                                                        ---------------------------------------------------------------
                                                               405,367       139,630                 0         544,997

Operating expenses:
       Direct
             Rooms                                              72,691        32,414                 0         105,105
             Food and beverage                                  83,503        22,097                 0         105,600
       General and administrative                                8,973        12,653                 0          21,626
       Other                                                   141,231        51,231                 0         192,462
       Depreciation and amortization                            30,563        12,173             3,989 D        46,725
                                                        ---------------------------------------------------------------
                                                               336,961       130,568             3,989         471,518
                                                        ---------------------------------------------------------------
Income from operations                                          68,406         9,062            (3,989)         73,479
Other income (expenses):
       Interest income and other                                 2,880           271                 0           3,151
       Interest expense                                        (15,006)      (24,028)           (8,868)E       (47,902)
       Minority interest-preferred
             redeemable securities                             (12,794)            0                 0         (12,794)
       Minority interests-other                                   (779)          263                 0            (516)
                                                        ---------------------------------------------------------------
Income before income taxes and extraordinary item               42,707       (14,432)          (12,857)         15,418
Provision for income taxes                                      17,086        (5,773)           (5,143)F         6,170
                                                        ---------------------------------------------------------------
Income before extraordinary item                              $ 25,621       ($8,659)          ($7,714)       $  9,248
                                                        ===============================================================

Income before extraordinary item per common share -              $1.22                                           $0.32 G
                                                        ===============                                     ===========
       basic and diluted

Basic weighted average shares                                   20,918                                          28,918 G

                                  LODGIAN, INC.
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                        NINE MONTHS ENDED SEPTEMBER, 1998
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                      PRO FORMA     HISTORICAL          PRO FORMA      PRO FORMA
                                                       SERVICO         IMPAC           ADJUSTMENTS      LODGIAN
                                                     ------------------------------------------------------------

Revenues
         Rooms                                           $213,107    $ 90,763              $  0         $303,870
         Food and beverage                                 78,614      19,817                 0           98,431
         Other                                             15,129       6,944                 0           22,073
                                                     ------------------------------------------------------------
                                                          306,850     117,524                 0          424,374

Operating expenses:
         Direct
             Rooms                                         57,892      21,311                 0           79,203
             Food and beverage                             60,914      16,100                 0           77,014
         General and administrative                         7,237       8,477                 0           15,714
         Other                                            103,145      43,619                 0          146,764
         Depreciation and amortization                     23,945      11,177               945 D         36,067
                                                     ------------------------------------------------------------
                                                          253,133     100,684               945          354,762
                                                     ------------------------------------------------------------
Income from operations                                     53,717      16,840              (945)          69,612
Other income (expenses):
         Interest income and other                          1,840           0                 0            1,840
         Loss on Asset Disposition                           (432)          0                 0             (432)
         Interest expense                                 (14,659)    (21,563)           (6,651)E        (42,873)
         Settlement on swap transactions                  (31,492)          0                 0          (31,492)
         Merger Related Costs                                   0      (3,084)                0           (3,084)
         Minority interest-preferred                                                                           0
             redeemable securities                         (9,396)          0                 0           (9,396)
         Minority interests-other                          (1,126)         16                 0           (1,110)
                                                     ------------------------------------------------------------
Income before income taxes and extraordinary item          (1,548)     (7,791)           (7,596)         (16,935)
Provision for income taxes                                   (619)          0            (6,155)F         (6,774)
                                                     ------------------------------------------------------------
Income before extraordinary item                             (929)     (7,791)           (1,441)         (10,161)
                                                     ============================================================

Income before extraordinary item per common share -        ($0.05)                                        ($0.36)G
                                                     =============                                  =============
         basic and diluted

Basic weighted average shares                              20,261                                         28,261 G

                                  LODGIAN, INC.
                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

A) The unaudited historical Servico and unaudited historical Impac financial information was derived from information provided by the respective companies as of September 30, 1998 and December 31, 1997. The pro forma adjustments reflect the merger of Servico and Impac with Servico (the Merger) which is accounted for under the purchase method of accounting whereby Servico is the acquiring company. The pro forma adjustments also reflect the consummation of a $265 million financing agreement (the Financing Agreement). All pro forma adjustments in the condensed consolidated balance sheet give effect to the Merger and the Financing Agreement as if they had occurred September 30, 1998 and January 1, 1997 for the statements of operations. The pro forma statements are presented for illustrative purposes only. Such information is not necessarily indicative of the financial position of Lodgian had these transactions been consummated at the date indicated.

B)   The proceeds from the Financing Agreement were used as follows:

     Cash proceeds at closing                                          $14,426
     Prepayment of expenses at closing                                   8,666
     Acquisition related closing costs                                  22,639
     Amount placed in required reserve fund
       at closing                                                       23,000
     Debt related closing costs paid at closing                          5,997
     Payment of accounts payable at closing                                737
     Payment of accrued liabilities at closing                           5,154
     Repayment of long term obligations at closing                     184,381
                                                             ==================
     Total debt from Financing Agreement                              $265,000
                                                             ==================

C) The purchase price of Impac is estimated to be $556,419 consisting of the issuance of 8,000,000 shares of stock at $8.80 per share plus the payment of $15 million in cash and the assumption of $519,324 of Impac debt plus acquisition related costs of $10 million. Additionally, 1,400,000 shares to be issued are deferred until the completion of certain developments in progress. The allocation of the preliminary purchase price is as follows (in thousands):

                                                                     Historical     Pro Forma
                                                    Fair Value       Impac          Adjustments
                                                    ---------------- -------------- ------------------
Assets:
Current assets                                             $ 22,178       $ 20,240            $ 1,938
Property and equipment                                      544,218        454,204             90,014
Other assets                                                 13,499         13,499                  -
                                                    ================ ============== ==================
                                                           $579,895       $487,943            $91,952
                                                    ================ ============== ==================

Liabilities and equity:
Current liabilities                                         $46,094        $41,094             $5,000
Long-term obligations                                       419,754        419,754                  -
Deferred income taxes                                        43,476              -             43,476
Minority interests                                              171            171                  -
Paid-in capital                                              70,400              -             70,400
Members' equity                                                   -         26,924            (26,924)
                                                    ================ ============== ==================
                                                           $579,895       $487,943            $91,952
                                                    ================ ============== ==================


D) Depreciation expense for the period ending September 30, 1998, and the year ended December 31, 1997 is recorded to reflect the costs associated with the acquired Impac assets. The allocation of the cost of the acquired assets between land, buildings, and furnishings and equipment is based on the assets' fair value. Depreciation expense of buildings and furnishings and equipment is based upon an estimated useful life of 40 years and 7 years, respectively. Depreciation is calculated based on a straight line basis.

E) Interest expense for the period ending September 30, 1998, and the year ending December 31, 1997 is based on the incremental debt related to the Financing Agreement at 11% to reflect the interest rate and any amortization of loan costs less any amounts that would have been expensed during the year as a result the debt being written off as of January 1, 1997.

F) Provision for income taxes in the pro forma adjustments is recorded using Lodgian's effective tax rate of 40%.

G) The following table sets forth the pro forma computation of basic and diluted earnings per share:

                                                                          Nine Months Ended          Year
                                                                            September 30,           Ended
                                                                                1998             December 31,
                                                                                                     1997
                                                                         ------------------ -----------------
     Numerator - basic and diluted per share:

     Income before extraordinary items                                            ($10,161)          $ 9,248
     Effect of dilutive securities:
            Minority interest- preferred redeemable securities                           0                 0
                                                                         ================== =================
     Diluted earnings numerator                                                   ($10,161)          $ 9,248
                                                                         ================== =================

     Denominator:
     Denominator for basic earnings per share -
             weighted average shares *                                              28,261            28,918
     Effect of dilutive securities:
              Employee stock options                                                     0                 0
              Convertible preferred securities                                           0                 0
     Denominator for diluted earnings per share -
                                                                         ================== =================
              adjusted weighted average shares                                      28,261            28,918
                                                                         ================== =================

     Earnings per share - basic and diluted                                         ($0.36)            $0.32

----------

NOTE: No effect has been given to employee stock options and preferred redeemable securities for the 1998 period and the year ended December 31, 1997 as they are anti-dilutive.

*    Includes 8,000 shares issued in connection with the Merger.

                         SERVICO, INC. AND SUBSIDIARIES
                    UNAUDITED PRO FORMA STATEMENTS OF INCOME
                  EXCLUDING THE MERGER AND FINANCING AGREEMENT

The accompanying unaudited pro forma statements of income are presented as if the hotels acquired by Servico in 1997, hotels acquired by Servico in 1998, the shares of Common Stock issued by Servico in a public offering in June 1997, and the convertible redeemable equity structured trust securities of June 1998 had occurred on January 1, 1997. All of Servico's acquisitions have been accounted for using the purchase method of accounting. Accordingly, assets acquired and liabilities assumed have been recorded at their estimated fair values based on their purchase price and other analyses.

The pro forma statements of income do not purport to present the results of operations of Servico had the transactions and events assumed therein occurred on the dates specified, nor is it necessarily indicative of the results of operations that may be achieved in the future. The pro forma statements of income do not reflect cost savings and revenue enhancements which management believes have been and may continue to be realized following the hotel acquisitions. These cost savings and revenue enhancements have been and are expected to be realized primarily through the restructuring of operations. No assurances can be made as to the amount of cost savings or revenue enhancements, if any that actually will be realized.

The pro forma statements of income are based on certain assumptions and adjustments described in the Notes to unaudited pro forma statements of income and should be read in conjunction therewith and with the consolidated financial statements and related notes thereto of Servico incorporated by reference in this document.

THE UNAUDITED PRO FORMA FINANCIAL STATEMENTS DO NOT PURPORT TO REPRESENT WHAT THE RESULTS OF OPERATIONS OF SERVICO WOULD ACTUALLY HAVE BEEN IF THE EVENTS NOTED ABOVE HAD IN FACT OCCURRED ON THE DATES INDICATED OR TO PROJECT THE RESULTS OF OPERATIONS FOR ANY FUTURE DATE OR PERIOD.

                                        SERVICO, INC. AND SUBSIDIARIES
                                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                                     NINE MONTHS ENDED SEPTEMBER 30, 1998
                                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                           HISTORICAL            PRO FORMA              PRO FORMA
                                                            SERVICO            ADJUSTMENTS (A)           SERVICO
                                                        ---------------------------------------------------------

Revenues
      Rooms                                                 $197,273                $15,834             $213,107
      Food and beverage                                       74,673                  3,941               78,614
      Other                                                   14,683                    446               15,129
                                                        ---------------------------------------------------------
                                                             286,629                 20,221              306,850

Operating expenses:
      Direct
                 Rooms                                        54,015                  3,877               57,892
                 Food and beverage                            57,575                  3,339               60,914
      General and administrative                               7,237                      0                7,237
      Other                                                   93,703                  9,442              103,145
      Depreciation and amortization                           22,528                  1,417               23,945
                                                        ---------------------------------------------------------
                                                             235,058                 18,075              253,133
                                                        ---------------------------------------------------------
Income from operations                                        51,571                  2,146               53,717
Other income (expenses):
      Interest income and other                                1,035                    805                1,840
      Loss on Asset Disposition                                 (432)                     0                 (432)
      Interest expense                                       (21,893)                 7,234              (14,659)
      Settlement on swap transactions                        (31,492)                     0              (31,492)
      Merger Related Costs                                         0                      0                    0
      Minority interest-preferred                                                                              0
                 redeemable securities                        (3,323)                (6,073)C             (9,396)
      Minority interests-other                                (1,126)                     0               (1,126)
                                                        ---------------------------------------------------------
Income before income taxes and extraordinary item             (5,660)                 4,112               (1,548)
Provision for income taxes                                    (2,264)                 1,645 D               (619)
                                                        ---------------------------------------------------------
Income before extraordinary item                             ($3,396)                $2,467                ($929)
                                                        =========================================================

Income before extraordinary item per common share -           ($0.16)                                     ($0.05)E
                                                        =============                               =============
      basic and diluted
Weighted average shares                                       20,871                                      20,261 E

                                        SERVICO, INC. AND SUBSIDIARIES
                                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                                     TWELVE MONTHS ENDED DECEMBER 31, 1997
                                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                       HISTORICAL      PRO FORMA             PRO FORMA
                                                        SERVICO      ADJUSTMENTS (B)          SERVICO
                                                     -------------------------------------------------

Revenues
     Rooms                                             $179,956         $ 96,301             $276,257
     Food and beverage                                   80,335           28,290              108,625
     Other                                               16,366            4,119               20,485
                                                     -------------------------------------------------
                                                        276,657          128,710              405,367

Operating expenses:
     Direct
           Rooms                                         49,608           23,083               72,691
           Food and beverage                             60,919           22,584               83,503
     General and administrative                           8,973                0                8,973
     Other                                               88,036           53,195              141,231
     Depreciation and amortization                       23,023            7,540               30,563
                                                     -------------------------------------------------
                                                        230,559          106,402              336,961
                                                     -------------------------------------------------
Income from operations                                   46,098           22,308               68,406
Other income (expenses):
     Interest income and other                            1,720            1,160                2,880
     Interest expense                                   (25,909)          10,903              (15,006)
     Minority interest-preferred
           redeemable securities                              0          (12,794)C            (12,794)
     Minority interests-other                              (960)             181                 (779)
                                                     -------------------------------------------------
Income before income taxes and extraordinary item        20,949           21,758               42,707
Provision for income taxes                                8,379            8,707 D             17,086
                                                     -------------------------------------------------
Income before extraordinary item                        $12,570          $13,051              $25,621
                                                     =================================================

Income before extraordinary item per common share -       $0.83                                 $1.22 E
                                                     ===========                       ===============
     basic

Income before extraordinary item per common share         $0.83                                 $1.13 E
                                                     ===========                       ===============
     assuming dilution

Basic weighted average shares                            15,183                                20,918 E
Diluted weighted average shares                          15,183                                29,545 E

                         SERVICO, INC. AND SUBSIDIARIES
                NOTES TO UNAUDITED PRO FORMA STATEMENTS OF INCOME

A) The historical statement of income of Servico for the period ended September 30,1998, includes the operations of various properties that it acquired during 1998 from the date of acquisition through September 30, 1998 and the effect of the convertible redeemable equity structured trust securities offering completed in June 1998.

     The pro forma adjustments include operations of the acquired properties from the beginning of 1998 through the date of acquisition as follows:

     PROPERTY                                        DATE OF ACQUISITION
     --------                                        -------------------
     Clarion Hotel, Niagara Falls                    January 16, 1998
     Holiday Inn, Niagara Falls                      January 16, 1998
     Holiday Inn, Grand Island                       January 16, 1998
     Town Center Hotel, Silver Springs               February 19, 1998
     Holiday Inn, East Hartford                      May 28, 1998
     Holiday Inn, New Haven                          May 28, 1998
     Holiday Inn, Moravia                            May 28, 1998
     Holiday Inn, Inner Harbor                       May 28, 1998
     Holiday Inn, Glen Burnie North                  May 28, 1998
     Holiday Inn, Baltimore International Airport    May 28, 1998
     Holiday Inn, Frederick                          May 28, 1998
     Holiday Inn, Cromwell Bridge                    May 28, 1998
     Holiday Inn, Belmont                            May 28, 1998
     Holiday Inn, Arsenal Road                       May 28, 1998
     Holiday Inn, Market Street                      May 28, 1998
     Holiday Inn, East Lancaster                     May 28, 1998
     Holiday Inn, North Lancaster                    May 28, 1998

B) The historical statement of income of Servico for the year ended December 31, 1997, includes the operations of various properties that it acquired during 1998 from the date of acquisition through December 31, 1997 and the effect of the convertible redeemable equity structured trust securities offering completed in June 1998.

     The pro forma adjustments include operations of the acquired properties from the beginning of 1997 through the date of acquisition as follows:

     PROPERTY                                        DATE OF ACQUISITION
     --------                                        -------------------
     Holiday Inn Select, Phoenix                     February 28, 1997*
     Holiday Inn, Manhattan                          February 28, 1997*
     Holiday Inn, Lawrence                           February 28, 1997*
     Crowne Plaza, Cedar Rapids                      May 29, 1997
     Holiday Inn, Dallas                             July 15, 1997
     Sheraton, Concord                               September 24, 1997
     Holiday Inn Select, Windsor                     October 3, 1997
     Comfort Inn, Roseville                          October 17, 1997
     Holiday Inn, Jamestown                          November 7, 1997
     Hilton, Columbia                                November 7, 1997
     Ramada, Houston                                 November 21, 1997
     Sheraton, West Palm Beach                       November 21, 1997
     Holiday Inn, Silver Spring                      November 21, 1997
     Holiday Inn, Rolling Meadows                    November 21, 1997
     Holiday Inn, Winter Haven                       November 21, 1997

----------

*    Ownership percentage increased from 51% to 100%.

     The pro forma adjustments include operations of the properties acquired in 1998 from the beginning of 1997 through December 31, 1997 as follows:

     PROPERTY                                        DATE OF ACQUISITION
     Clarion Hotel, Niagara Falls                    January 16, 1998
     Holiday Inn, Niagara Falls                      January 16, 1998
     Holiday Inn, Grand Island                       January 16, 1998
     Town Center Hotel, Silver Springs               February 19, 1998
     Holiday Inn, East Hartford                      May 28, 1998
     Holiday Inn, New Haven                          May 28, 1998
     Holiday Inn, Moravia                            May 28, 1998
     Holiday Inn, Inner Harbor                       May 28, 1998
     Holiday Inn, Glen Burnie North                  May 28, 1998
     Holiday Inn, Baltimore International Airport    May 28, 1998
     Holiday Inn, Frederick                          May 28, 1998
     Holiday Inn, Cromwell Bridge                    May 28, 1998
     Holiday Inn, Belmont                            May 28, 1998
     Holiday Inn, Arsenal Road                       May 28, 1998
     Holiday Inn, Market Street                      May 28, 1998
     Holiday Inn, East Lancaster                     May 28, 1998
     Holiday Inn, North  Lancaster                   May 28, 1998

C) Minority Interests - preferred redeemable securities represents interest on the $175 million at 7.0% plus amortization of the Offering costs for the full year ended December 31, 1997 and the period from January 1, 1998 to the date of the Offering.

D) To record the provision for income taxes relating to the pro forma adjustments using Servico's effective rate of 40%.

E) The following table sets forth the pro forma computation of basic and diluted earnings per share:

                                                                          Nine Months Ended         Year
                                                                            September 30,           Ended
                                                                                1998             December 31,
                                                                                                    1997
                                                                         ------------------ -----------------
     Numerator - basic and diluted per share:

     Income before extraordinary items                                               ($929)          $25,621
     Effect of dilutive securities:
            Minority interest- preferred redeemable securities                           0             7,676
                                                                         ================== =================
     Diluted earnings numerator                                                      ($929)          $33,297
                                                                         ================== =================

     Denominator:
     Denominator for basic earnings per share -
             weighted average shares                                                20,261            20,918
     Effect of dilutive securities:
              Employee stock options                                                     0               457
              Convertible preferred securities                                           0             8,170
     Denominator for diluted earnings per share -
                                                                         ================== =================
              adjusted weighted average shares                                      20,261            29,545
                                                                         ================== =================

     Basic earnings per share                                                        $0.05             $1.22
     Diluted earnings per share                                                      $0.05             $1.13

----------

NOTE: No effect has been given to employee stock options and preferred redeemable securities for the 1998 period as they are anti-dilutive.